INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
INTANGIBLE ASSETS
Schedule of net definite-lived intangible assets

(In thousands)
Asset as of December 31, 2023	Purchase Price	Accumulated Amortization	Impairment	Carrying Amount
License of FOLOTYN®	2,000	(261)	—	1,739
Others	302	(202)	—	100
Total	$2,302	$(463)	$—	$1,839

(In thousands)
Asset as of December 31, 2022	Purchase Price	Accumulated Amortization	Impairment	Carrying Amount
ANDAs	$15,832	$(6,118)	$(8,724)	$990
Others	244	(171)	—	73
Total	$16,076	$(6,289)	$(8,724)	$1,063

Schedule of changes in intangible assets

(In thousands)	2023	2022	2021
Balance at the beginning of the year	$1,063	$12,203	$13,210
Addition	2,064	45	—
Amortization expense	(1,287)	(1,211)	(1,347)
Impairment	—	(8,724)	—
Foreign currency translation adjustment	(1)	(1,250)	340
Balance at the ending of the year	$1,839	$1,063	$12,203

Schedule of expected future amortization expense

(In thousands)
2024	$1,055
2025	707
2026	11
2027	11
2028	11
2029 and thereafter	44